Exhibit 8.1

Subsidiaries

Name	Jurisdiction of Incorporation or Organization

ADVANTICA CORPORATE VENTURES LIMITED	England and Wales
ADVANTICA, INC.	Delaware
ADVANTICA LIMITED	England and Wales
ADVANTICA PTY LIMITED	Australia
AEMC, L.L.C.	Delaware
AERIAL GROUP LIMITED	England and Wales
AERIAL UK LIMITED	England and Wales
AGL SYSTEMS INTERNATIONAL LIMITED	England and Wales
ARBUCKLE ACRES, INC	New York
ATLANTIC WESTERN CONSULTING, INC.	Massachusetts
BASSLINK PTY LIMITED	Australia
BRITISH TRANSCO CAPITAL, INC.	Delaware
BRITISH TRANSCO FINANCE (NO 1) LIMITED	Cayman Islands
BRITISH TRANSCO FINANCE (NO 2) LIMITED	Cayman Islands
BRITISH TRANSCO FINANCE (NO 3) LIMITED	England and Wales
BRITISH TRANSCO FINANCE (NO 5) LIMITED	England and Wales
BRITISH TRANSCO FINANCE, INC.	Delaware
BRITISH TRANSCO INTERNATIONAL FINANCE BV	Netherlands
BRITNED DEVELOPMENT LIMITED	England and Wales
C4GAS SA	Belgium
CEL POLSKA SP ZOO	Poland
CITELEC S.A.	Argentina
COGSYS LIMITED	England and Wales
COPPERBELT ENERGY CORPORATION PLC	Zambia
EASTLANDS (BENEFITS ADMINISTRATION) LIMITED	England and Wales
ELEXON LIMITED	England and Wales
ENERGIS POLSKA SP. Z O.O.	Poland
EUA BIOTEN, INC.	Massachusetts
EUA ENERGY INVESTMENT CORPORATION	Massachusetts
FIRSTPOINT ENERGY CORPORATION	Delaware
FULCRUM CONNECTIONS LIMITED	England and Wales
GRAIN LNG LIMITED	England and Wales
GRANITE STATE ELECTRIC COMPANY	New Hampshire
GRIDAMERICA HOLDINGS INC.	Delaware
GRIDAMERICA LLC	Delaware
GRIDCOM (UK) LIMITED	England and Wales
GRIDCOM AERIAL SITES PLC	England and Wales
GRIDCOM LIMITED	England and Wales
HOLDCO PARTICIPACOES LTDA	Brazil
HUDSON POINTE, INC.	New York
INTELIG TELECOMUNICACOES LTDA	Brazil
INTEROTEX LIMITED	England and Wales
INVERSIONES ABC LIMITADA	Chile
JOINT RADIO COMPANY LIMITED	England and Wales
JVCO PARTICIPACOES LTDA	Brazil
KITECHNOLOGY HOLDINGS N.V.	Netherlands
LAND MANAGEMENT AND DEVELOPMENT, INC.	New York
LANDWEST, INC.	New York
LATTICE ENERGY SERVICES LIMITED	England and Wales
LATTICE GROUP HOLDINGS LIMITED	England and Wales
LATTICE GROUP INTERNATIONAL HOLDINGS LIMITED	England and Wales
LATTICE GROUP PLC	England and Wales
LATTICE GROUP TRUSTEES LIMITED	England and Wales
LATTICE GROUP US HOLDINGS, INC.	Delaware
LATTICE INTELLECTUAL PROPERTY LIMITED	England and Wales
LATTICE TELECOM FINANCE (NO 1) LIMITED	Isle of Man
MASSACHUSETTS ELECTRIC COMPANY	Massachusetts
METROWEST REALTY LLC	Delaware
MOREAU PARK, INC.	New York
NANTUCKET ELECTRIC COMPANY	Massachusetts
NATGRID FINANCE HOLDINGS LIMITED	England and Wales
NATGRID FINANCE LIMITED	England and Wales
NATGRID INVESTMENTS LIMITED	England and Wales
NATIONAL GRID (IOM) UK LTD	Isle of Man
NATIONAL GRID (IRELAND) 1 LIMITED	Ireland
NATIONAL GRID (IRELAND) 2 LIMITED	Ireland
NATIONAL GRID (US) HOLDINGS LIMITED	England and Wales
NATIONAL GRID (US) INVESTMENTS	England and Wales
NATIONAL GRID (US) INVESTMENTS 2	England and Wales
NATIONAL GRID (US) INVESTMENTS 3	England and Wales
NATIONAL GRID (US) INVESTMENTS 4	England and Wales
NATIONAL GRID (US) PARTNER 1 LIMITED	England and Wales
NATIONAL GRID (US) PARTNER 2 LIMITED	England and Wales
NATIONAL GRID AUSTRALIA PTY LIMITED	Cayman Islands
NATIONAL GRID BRAZIL B.V.	Netherlands
NATIONAL GRID BRAZIL FINANCE	England and Wales
NATIONAL GRID CHILE B.V.	Netherlands
NATIONAL GRID COMMUNICATIONS HOLDINGS, INC.	Massachusetts
NATIONAL GRID COMMUNICATIONS, INC.	Massachusetts
NATIONAL GRID COMPANY PLC	England and Wales
NATIONAL GRID EIGHT LIMITED	England and Wales
NATIONAL GRID EIGHTEEN LIMITED	England and Wales
NATIONAL GRID ELEVEN LIMITED	England and Wales
NATIONAL GRID FIFTEEN LIMITED	England and Wales
NATIONAL GRID FINANCE B.V.	Netherlands
NATIONAL GRID FIVE LIMITED	England and Wales
NATIONAL GRID FOUR LIMITED	England and Wales
NATIONAL GRID FOURTEEN LIMITED	England and Wales
NATIONAL GRID GENERAL PARTNERSHIP	Delaware
NATIONAL GRID GOLD LIMITED	England and Wales
NATIONAL GRID HOLDINGS B.V.	Netherlands
NATIONAL GRID HOLDINGS INC.	Delaware
NATIONAL GRID HOLDINGS LIMITED	England and Wales
NATIONAL GRID HOLDINGS ONE PLC	England and Wales
NATIONAL GRID HOLLAND LIMITED	England and Wales
NATIONAL GRID INDUS B.V.	Netherlands
NATIONAL GRID INTERNATIONAL LIMITED	England and Wales
NATIONAL GRID IRELAND THREE	Ireland
NATIONAL GRID JERSEY HOLDINGS FIVE LIMITED	Jersey
NATIONAL GRID JERSEY HOLDINGS THREE LIMITED	Jersey
NATIONAL GRID MANQUEHUE B.V.	Netherlands
NATIONAL GRID MIDDLE EAST FZCO	United Arab Emirates
NATIONAL GRID NETHERLANDS ONE BV	Netherlands
NATIONAL GRID NETHERLANDS THREE BV	Netherlands
NATIONAL GRID NETHERLANDS TWO BV	Netherlands
NATIONAL GRID NINE LIMITED	England and Wales
NATIONAL GRID NINETEEN LIMITED	England and Wales
NATIONAL GRID ONE LIMITED	England and Wales
NATIONAL GRID OVERSEAS LIMITED	England and Wales
NATIONAL GRID OVERSEAS TWO LIMITED	England and Wales
NATIONAL GRID POLAND B.V.	Netherlands
NATIONAL GRID PROCUREMENT BV	Netherlands
NATIONAL GRID PROPERTIES LIMITED	England and Wales
NATIONAL GRID SEVEN LIMITED	England and Wales
NATIONAL GRID SEVENTEEN LIMITED	England and Wales
NATIONAL GRID SIX LIMITED	England and Wales
NATIONAL GRID SIXTEEN LIMITED	England and Wales
NATIONAL GRID TEN	England and Wales
NATIONAL GRID THREE LIMITED	England and Wales
NATIONAL GRID TRANSCO PLC	England and Wales
NATIONAL GRID TRANSMISSION SERVICES CORPORATION	Massachusetts
NATIONAL GRID TWELVE LIMITED	England and Wales
NATIONAL GRID TWENTY LIMITED	England and Wales
NATIONAL GRID TWENTY ONE LIMITED	England and Wales
NATIONAL GRID TWO LIMITED	England and Wales
NATIONAL GRID US 4 LP (NB: FIRST INCORPORATED AS NATIONAL GRID US 4 INC.)	Delaware
NATIONAL GRID US LLC	Delaware
NATIONAL GRID USA	Delaware
NATIONAL GRID USA SERVICE COMPANY, INC.	Massachusetts
NATIONAL GRID ZAMBIA B.V.	Netherlands
NATIONAL GRID ZAMBIA LIMITED	England and Wales
NEES COMMUNICATIONS, INC.	Massachusetts
NEES ENERGY, INC.	Massachusetts
NEES TELECOMMUNICATIONS CORP.	Massachusetts
NETWORK MAPPING LIMITED	England and Wales
NEW ENGLAND ELECTRIC TRANSMISSION CORPORATION	New Hampshire
NEW ENGLAND ENERGY INCORPORATED	Massachusetts
NEW ENGLAND HYDRO FINANCE COMPANY, INC.	Massachusetts
NEW ENGLAND HYDRO-TRANSMISSION CORPORATION	New Hampshire
NEW ENGLAND HYDRO-TRANSMISSION ELECTRIC COMPANY, INC.	Massachusetts
NEW ENGLAND POWER COMPANY	Massachusetts
NEW ENGLAND WHOLESALE ELECTRIC COMPANY	Massachusetts
NEWHC, INC.	Massachusetts
NG AUSTRALIA GP PTY LTD	Australia
NG AUSTRALIA LLP	Australia
NG JERSEY LIMITED	Jersey
NG MALTA ONE LIMITED	Gibraltar
NG MALTA TWO LIMITED	Malta
NG PROCUREMENT HOLDINGS LIMITED	England and Wales
NG PROPERTY DEVELOPMENTS LIMITED	England and Wales
NGC DO BRASIL PARTICIPACOES LTDA	Brazil
NGC LEASING LIMITED	England and Wales
NGC TWO LIMITED	England and Wales
NGC ZAMBIA LIMITED	England and Wales
NGG (DELAWARE) LLC	Delaware
NGG FINANCE (NO 1) LIMITED	England and Wales
NGG FINANCE PLC	England and Wales
NGG TELECOMS HOLDINGS LIMITED	England and Wales
NGG TELECOMS INVESTMENT LIMITED	England and Wales
NGG TELECOMS LIMITED	England and Wales
NGT INSURANCE COMPANY (GUERNSEY) LIMITED	Isle of Man
NGT INSURANCE COMPANY (IRELAND) LIMITED	Ireland
NGT INSURANCE COMPANY (ISLE OF MAN) LIMITED	Isle of Man
NGT NOMINEES LIMITED	England and Wales
NGT TELECOM NO.1 LIMITED	England and Wales
NGT UK LIMITED	England and Wales
NIAGARA MOHAWK HOLDINGS, INC.	New York
NIAGARA MOHAWK POWER CORPORATION	New York
NM PROPERTIES, INC.	New York
NM RECEIVABLES CORP. II	New York
NM RECEIVABLES, LLC	New York
OPINAC ENERGY CORPORATION	Ontario
OPINAC NORTH AMERICA, INC.	Delaware
OPROPCO, INC.	New York
PORT GREENWICH LIMITED	England and Wales
RISX LIMITED	Scotland
RIVERVIEW, INC.	New York
RT MASTS LIMITED	England and Wales
SALMON SHORES, INC.	New York
SECONDSITE LAND INVESTMENTS LIMITED	England and Wales
SECONDSITE PROPERTY HOLDINGS LIMITED	England and Wales
SECONDSITE PROPERTY PORTFOLIO LIMITED	England and Wales
SST TOWERS COMMUNICATIONS SAS	France
STC INTERNATIONAL HOLDINGS LIMITED	England and Wales
STONER ASSOCIATES EUROPE LIMITED	England and Wales
TELDATA INTERNATIONAL LIMITED	England and Wales
TELECOM INTERNATIONAL HOLDINGS LIMITED	England and Wales
TELINK LIMITED	England and Wales
THE ELECTRICITY TRANSMISSION COMPANY LIMITED	England and Wales
THE NARRAGANSETT ELECTRIC COMPANY	Rhode Island
THE NATIONAL GRID INVESTMENTS COMPANY	England and Wales
TOREN CV	Netherlands
TRANSBA S.A.	Argentina
TRANSCO HOLDINGS PLC	England and Wales
TRANSCO METERING SERVICES LIMITED	England and Wales
TRANSCO PLC	England and Wales
TRANSENER S.A.	Argentina
UPPER HUDSON DEVELOPMENT INC.	New York
URBAND LIMITED	England and Wales
UTILITY METERING SERVICES LIMITED D/B/A ONSTREAM	England and Wales
VIAVERA GMBH	Germany
WAYFINDER GROUP, INC.	Massachusetts